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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 12, 2004
                                                         ---------------

                     Merrill Lynch Mortgage Investors, Inc.
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                 (Exact name of registrant specified in Charter)

        Delaware                    333-112231                   13-3416059
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     (State or other               (Commission                 (IRS Employer
     jurisdiction of               File Number)              Identification No.)
     incorporation)

              250 Vesey Street
    4 World Financial Center 10th Floor
             New York, New York                                    10080
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  (Address of principal executive offices)                        Zip Code

           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 449-0357

                                    No Change
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         (Former name and former address, if changed since last report)
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ITEM 5. Other Events.

      The Registrant registered issuances of Merrill Lynch Mortgage Investors, Inc. C-BASS Mortgage Loan Asset-Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-112231 (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued $416,556,100.00 in aggregate principal amount Class AF-1, Class AV-1, Class AV-2, Class AV-3, Class A-IO, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3, Class B-4, Class N, Class X, Class R and Class R-X Certificates of its Merrill Lynch Mortgage Investors, Inc. C-BASS Mortgage Loan Asset-Backed Certificates, Series 2004-CB2 on March 12, 2004. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated February 25, 2004, as supplemented by the Prospectus Supplement, dated March 10, 2004 (collectively, the "Prospectus Supplement"), to file a copy of the Pooling and Servicing Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

      The Certificates (as defined below) were issued pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1, dated as of February 1, 2004, among Merrill Lynch Mortgage Investors, Inc., as depositor (the "Depositor"), Credit-Based Asset Servicing and Securitization LLC, as seller, Litton Loan Servicing LP, as servicer ("Litton") and JPMorgan Chase Bank, as trustee (the "Trustee"). The "Certificates" consist of the following classes:
Class AF-1, Class AV-1, Class AV-2, Class AV-3, Class A-IO, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3, Class B-4, Class N, Class X, Class R and Class R-X. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of a pool of certain adjustable rate, conventional, first and second lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $418,649,977.66 as of February 1, 2004. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.
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ITEM 7. Financial Statements; Pro Forma Information and Exhibits.

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Exhibits:

            4.1 Pooling and Servicing Agreement, dated as of February 1, 2004, among Merrill Lynch Mortgage Investors, Inc., as Depositor, Credit-Based Asset Servicing and Securitization LLC, as Seller, Litton Loan Servicing LP, as Servicer and JPMorgan Chase Bank, as Trustee.

            99.1 Mortgage Loan Purchase Agreement, dated as of March 12, 2004, between Credit-Based Asset Servicing and Securitization LLC, as Seller and Merrill Lynch Mortgage Investors, Inc., as Purchaser.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MERRILL LYNCH MORTGAGE INVESTORS, INC.


                                          By:    /s/ Matthew Whalen
                                                 ----------------------
                                          Name:  Matthew Whalen
                                          Title: President

Date: March 26, 2004
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                                  EXHIBIT INDEX

Exhibit No.   Description                                              Page No.
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
4.1           Pooling and Servicing Agreement, dated as of
              February 1, 2004, among Merrill Lynch Mortgage
              Investors, Inc., as Depositor, Credit-Based Asset
              Servicing and Securitization LLC, as Seller, Litton
              Loan Servicing LP, as Servicer and JPMorgan Chase
              Bank, as Trustee.

99.1          Mortgage Loan Purchase Agreement, dated as of March
              12, 2004, between Credit-Based Asset Servicing and
              Securitization LLC, as Seller and Merrill Lynch
              Mortgage Investors, Inc., as Purchaser.